TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler                                            [ALPINE LOGO]


INVESTMENT  ADVISER
Alpine Management and Research, LLC                     U.S. REAL ESTATE
122 East 42nd Street, 37th floor                          Equity Fund
New York, NY 10168


CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105


ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215


LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022


DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219









Alpine U.S. Real Estate Equity Fund     ANNUAL REPORT
122 East 42nd Street, 37th floor        September 30, 2000
New York, NY 10168
(212) 687-5588
                                        This material must be preceded
                                        or accompanied by a current prospectus.



(11/00)

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Report of Independent Accountants
                                     PAGE 8

                       Schedule of Portfolio Investments
                                     PAGE 9

                      Statement of Assets and Liabilities
                                    PAGE 10

                            Statement of Operations
                                    PAGE 11

                      Statements of Changes in Net Assets
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 13

                              Financial Highlights
                                    PAGE 20

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE      LIPPER REAL ESTATE FUNDS
                                                     CLASS Y SHARES            SECURITIES TR INDEX               AVERAGE
                                                 -----------------------     -----------------------    ------------------------
9/3/93(Inception)                                         10000                       10000                       10000
9/30/93                                                   10350                       10455                       10434
9/30/94                                                   10117                        9890                        9836
9/30/95                                                   11900                       10823                       10552
9/30/96                                                   13515                       12962                       12152
9/30/97                                                   24151                       18410                       16469
9/30/98                                                   18189                       15326                       14299
9/30/99                                                   16298                       14662                       14079
9/30/00                                                   19934                       18366                       16989

Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

The Wilshire Index and Lipper Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Alpine U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                         COMPARATIVE TOTAL RETURNS AS OF 9/30/00
                                                                                 SINCE
                                                  1 YEAR    3 YEAR   5 YEAR   INCEPTION+
-----------------------------------------------------------------------------------------
Alpine Class Y                                    22.31%   (6.20)%   10.87%     10.23%
Alpine Class A (4.75%)*                           21.87%   (6.45)%   10.55%      9.98%
Alpine Class B (5.00%)**                          20.92%   (7.14)%    9.76%      9.36%
-----------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index             25.26%   (0.08)%   11.16%      8.96%
Lipper Real Estate Funds Average                  22.02%   (0.63)%   10.33%      7.46%

     * REPRESENTS MAXIMUM FRONT-END SALES LOAD.
    ** REPRESENTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

+ Performance of Class A and Class B shares from the period prior to their inceptions on 3/10/95 and 3/7/95, respectively, represents performance for Class Y shares, which commenced operations on 9/3/93. Class A and Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Investor,

     We are pleased to present the Fiscal Year 2000 Annual Report for the Alpine U.S. Real Estate Equity Fund.

OVERVIEW

     For the twelve months ended September 30, 2000, Class Y shares produced a total return of 22.31%. This compares favorably with the broad market as the Standard & Poor's (S&P) 500(1) Index was up 13.28% for this period. However, one data point does not reflect the volatility of either the Fund or real estate stocks over the past year. Both the Fund and the sector experienced negative returns during most of the first half of the fiscal year, then rallied strongly over the past six months in contrast to the S&P 500 and NASDAQ(2) indices which declined. The Alpine management team believes that real estate stocks have and will continue to benefit from this recent transition in the market's psychology away from a fixation only on future growth towards an increased emphasis on visible earnings at attractive valuations.

     Across the country, most regions and sectors have enjoyed solid demand for property which has typically outstripped current or near term supply. This has resulted in some of the lowest vacancy rates in memory, between 2% to 5% in major growth centers such as San Francisco, Seattle, Boston, New York, and Washington, D.C. Incremental demand from Telecom, Media and Technology (TMT) related businesses accounted for 15% to 30% of new space absorption in these cities over the past year and now the prospect of a slowing economy along with the NASDAQ's implosion suggests to some observers that economic demand and hence real estate demand may flatten for several quarters.

     We believe that a soft landing is likely and that many real estate equities are already pricing a greater slowdown into shares, which remain at historically attractive valuations. We have positioned the portfolio to benefit from regions and sectors offering superior growth and/or significant revaluation potential, either through continued performance, or corporate takeovers.

PERFORMANCE

     During the six and twelve month periods ended September 30, 2000, Class Y shares produced total returns of 24.33% and 22.31%. By comparison, the Lipper Real Estate Funds Average(3) was up 19.37% and 22.02%, respectively, while the Wilshire Real Estate Securities Index(4) registered returns of 21.56% and 25.26% for the same periods. For five years and since inception the Fund's respective annualized total returns were 10.87% and 10.23%, while the Lipper Average was 10.33% and 7.46% and the Wilshire Index produced 11.16% and 8.96%.

     Since the investment universe of the Alpine U.S. Real Estate Fund is both more diverse and

---------------

(1) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The NASDAQ Composite Index is a broad based Capitalization-weighted index of all NASDAQ National Market and Small Cap Stocks. An investor cannot invest directly in an index.

(3) The Lipper Real Estate Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

(4) The Wilshire Real Estate Securities Index is a market capitalization-weighted performance index of listed property and real estate securities.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

roughly five times larger than the typical REIT fund, no single index is representative of the portfolio. Thus, the Fund's performance is best understood in the context of several different indices which both include and expand upon the stocks which constitute the Wilshire Index. The best sectors since the Fund's semi-annual report were the S&P Homebuilder Index(5)(+38.8%) and the Bloomberg U.S. Lodging Index(6) (+28.7%), while The Morgan Stanley REIT Index(7) (+19.7%) was propelled by office, hotel and apartment subsectors. The leaders over the fiscal year were the same as for six-months but performance was muted by generally negative returns for real estate stocks in the first half, from September, 1998 until March 14, 2000. We believe, this was due to a combination of tax loss selling and declining earnings estimates from Wall Street analysts, which subsequently proved too pessimistic! Over the fiscal year, homebuilders ended up 25.5%, after sliding 15% in the first half and hotels were up 22.9% after being down by 9% at mid year. REIT's produced 21.25% on the strength of the office and apartment sectors, although healthcare REIT's lost almost 45%.

REAL ESTATE MARKETS

     Property fundamentals have been very strong with only regions of isolated weakness. The strong economy, propelled at the margin by TMT sector expansion, has absorbed much of the new supply of properties which the market had been afraid of two years ago. The forecasted glut of Texas office space, the continued increase of highway intersection hotels, the ongoing retail malling of America, and the anticipated satiation of homebuyers have not broken the proverbial camel's back. The demand for office, hotel, retail, and residential space far exceeded expectations for this year, while the pipeline of near term supply is in many cases moderating. Fortunately, the prior two years of caution served to curtail some of the debt and equity capital available for development. Thus the supply of properties which is now coming to market is relatively smaller than would be expected at this point in the cycle. Unlike the real estate busts in 1974-75, 1980-82, and 1990-91 when the peaks in supply coincided with collapsing demand, the supply and demand prospects for the next few years are more likely to be gradually moderating. In fact, Alpine Management believes that the economy will slow in 2001, offering an opportunity for The Federal Reserve to lower interest rates and loosen liquidity which could prove stimulative for real estate securities.

VALUE VS. GROWTH

     Over the past century the "old economy" has survived and incorporated many "new economies". Similarly, the cult of growth investing periodically supercedes and then surrenders to the tradition of value investing. Thus in commenting on the tech bubble in last February's Alpine View 2000, we anticipated renewed investor interest in both visible earnings and relative valuations after the illusion of incomparable future growth proved increasingly elusive.

     The long term leases of income producing properties and the record order backlogs of virtually every public homebuilder provides near term visibility through at least next year. In the case of

---------------

(5) The Standard & Poor's Homebuilding Index is a capitalization- weighted index of all stocks designed to measure the performance of the homebuilding sector of the Standard & Poor's 500 Index.

(6) The Bloomberg U.S. Lodging Index is a capitalization- weighted performance index of the leading lodging stocks in the United States. The index was developed with a base value of 100 as of December 31, 1998.

(7) The Morgan Stanley REIT Index is a total return index consisting of the most actively traded real estate investment trusts and is designed to be a measure of the real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*

South East             Mountain States   Pacific Southwest   New England   Central Plains     South       Midwest     Mid Atlantic
14%                                 6%                 27%            6%               3%       12%            9%              19%

                       Pacific Northwest     Canada
                                      3%         1%

                              SECTOR DISTRIBUTION*

Lodging                 Home Builder     Office        Retail      Other Diversified    Operating       Land       Apartments
12%                              32%        12%          23%                      7%           7%          1%              2%

                        Health Care
                                 4%

hotels, which are rented on a nightly basis, demand is usually a product of Gross Domestic Product (GDP) growth, so supply is the other key variable and it is projected to expand less than current GDP forecasts for only the second time in the past five years. Thus even here the prospects for near term earnings appears solid.

     The public markets for real estate are still much smaller than the private markets, so "Wall Street" typically is dependent upon "Main Street" for setting values. This relationship is inverted in many other industries and is particularly so for the TMT Sectors. Thus volatility in the psychology or valuation metrics of Wall Street have much less impact on underlying property valuations, providing a stable point of reference which periodically provides arbitrage (ie: Mergers & Acquisitions -- "M&A") opportunities. Arbitrage opportunities can provide a floor or more for share prices and your Fund benefited from five such transactions during this year. Despite these and several other takeovers, real estate stocks are still trading at historically cheap prices by most measures.

ECONOMIC PROSPECTS

     As the U.S. approaches its tenth year of continued economic expansion without the boom/bust volatility of the prior thirty years, it is logical to question how long can the good times last. Although oil equates to only 3% of GDP (half of its impact of ten years ago) the economy is still vulnerable to induced cost pressures, exacerbated by the low savings rate and the ballooning trade deficit. Offsetting these concerns, new business formation and job growth has been fueled by the combination of increases in business capital expenditures and productivity enhancements. Combined with steady consumption growth and the strong dollar, inflation has remained tame. Can this pace be sustained? Unlikely but it does not have to fall precipitously, either.

     A key element supporting investor confidence in the U.S. has been reductions in the Government's budget deficit and Treasury Bond buy-backs. We believe the markets will be cautious regarding the fiscal course which the next President chooses

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

between tax cuts and spending programs, which might impact the deficit. Potential philosophical changes in economic policy and the future composition the Federal Reserve Board may also affect market confidence and hence interest rates, the Dollar, and foreign investment in the U.S.

     Fortunately, the economy has developed enhanced depth and diversity over the past decade. Barring unforeseen events this should help to moderate most industry specific or regional pressures. Thus the potential impact of a dot com contraction will probably have only modest impact on real estate markets in most regions. Similarly, any moderate stock market contraction should not prove painful to economic demand.

     Given the low nationwide vacancy rates of between 7-9% for most property types and the moderate development pipelines, we believe a soft landing will not produce significant pressures on real estate profitability. It is likely that publicly traded companies will again be in a stronger capital position than many private players, providing further opportunities for future growth.

PORTFOLIO CHANGES & SECTOR PROSPECTS *

     Major changes in the Alpine U.S. Real Estate Equity Fund's portfolio over the past year have reflected our focus on undervalued opportunities. While the Portfolio's geographic concentration has not changed appreciably with 53% in the Sunbelt and 25% along the East Coast, the distribution by property type and top ten holdings has been adjusted.

     The principle change in sector weightings of over the past year has been an increase in homebuilders from 24% last year, to 28% in March as the group began to rebound, and now 32% as of September, 2000. Retail real estate exposure was increased from 16% to 23% over twelve months, while the office sector has grown from 7% to 12%. The major source of funds for these changes came from lodging, which was reduced from 35% to 23% in March, and now to 12%.

     The hotel sector was reduced as values were realized through M&A. First, Sunstone Hotel Investors last November, Bristol Hotels in March and then Homestead Village in May. The Fund built a position in Extended Stay America in the spring and then sold it in the summer for a 54.6% gain. Even though we still think the sector offers value, we are cautious of poor investor sentiment in a slowing economy.

     Similarly, retail property companies have been depressed by economic uncertainty, however, potential downside earnings volatility, particularly in regional malls, is minimized by long-term leases. Over a twelve-month period, we are comfortable with the prospects of owning such shares at twenty to thirty percent discounts to NAV and collecting high dividend yields while we wait for sentiment to improve.

TOP 10 HOLDINGS*

       1.  Standard Pacific Corp.                    9.74%       6.  Ryland Group, Inc.                        4.33%
       2.  Alexander's Inc.                          6.71%       7.  Trizec-Hahn Corp.                         4.17%
       3.  Meristar Hotels & Resorts, Inc.           5.22%       8.  Excel Legacy Corp.                        3.53%
       4.  Lennar Corp.                              5.01%       9.  Crown American Realty Trust               3.50%
       5.  Chelsea GCA Realty, Inc.                  4.96%      10.  Wellsford Real Properties, Inc.           3.29%
                 Percentages based on net assets.

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

     Despite improving business performance, the homebuilder group was unwanted in most portfolios for over a year before shares turned up in March. While sweating through market induced doubts, we held to our investment style and the courage of our convictions. Today, with the group still trading at an average
6.6 times price/earnings ratio (P/E) versus its mature cycle average of 10x P/E, and the potential for lower interest rates next year, we remain positive on the sector.

SUMMATION

     The combination of attractive equity valuations, excellent real estate fundamentals, stable if moderating economic prospects and an increasingly receptive investor mindset should foster a positive climate for real estate equities. While the Alpine U.S. Real Estate Equity Fund has an historical pattern of greater NAV volatility than a REIT oriented fund such as the Alpine Realty Income and Growth Fund, it has been equally dynamic in up & down markets. After eighteen months of decline it is nice to report on this positive year, especially the past six months of strong relative performance. We believe the portfolio is well positioned to benefit from the current environment and look forward to reporting on your Fund's progress in our next report.

       Sincerely,

       /s/ Samuel A. Lieber
       Samuel A. Lieber

       CEO/Portfolio Manager

---------------

* Portfolio holdings and composition are subject to change.

Past performance is not guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Alpine U.S. Real Estate Equity Fund is distributed by BISYS Fund Services.

For more complete information on the U.S. Real Estate Fund, including fees, expenses and sales charges please call 1-888-785-5578 for a free prospectus. Please read the prospectus carefully before investing or sending any money.

The views expressed in this report reflect those of the investment advisor only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
Alpine Equity Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alpine U.S. Real Estate Equity Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
November 15, 2000

--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2000

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- 32.6%
Hotels -- 1.0%
 18,000   RFS Hotel Investors, Inc.........  $   227,250
                                             -----------
Manufactured Home Parks -- 1.2%
 24,280   American Land Lease, Inc.........      276,185
                                             -----------
Mortgage REITS -- 3.3%
 53,000   Impac Mortgage Holdings, Inc.....      143,100
 26,500   iStar Financial, Inc.............      594,594
                                             -----------
                                                 737,694
                                             -----------
Diversified -- 2.5%
 37,700   First Union Real Estate Equity
            and Mortgage Investments.......      103,675
155,400   Meditrust Companies..............      456,488
                                             -----------
                                                 560,163
                                             -----------
Office-Industrial Buildings -- 5.8%
 10,000   Alexandria Real Estate Equities,
            Inc............................      343,125
 21,200   HRPT Properties Trust............      148,400
  5,000   Kilroy Realty Corp...............      133,438
 48,000   Mission West Properties, Inc.....      666,000
                                             -----------
                                               1,290,963
                                             -----------
Retail -- 18.8%
 18,200   Alexander's, Inc. (b)............    1,487,849
 29,000   Burnham Pacific Properties,
            Inc............................      175,813
  6,800   CBL & Associates Properties,
            Inc............................      170,425
 31,300   Chelsea GCA Realty, Inc..........    1,099,412
128,100   Crown American Realty Trust......      776,606
 20,700   Macerich Co......................      439,875
                                             -----------
                                               4,149,980
                                             -----------
          Total Real Estate Investment
            Trusts.........................    7,242,235
                                             -----------
COMMON STOCKS -- 62.2%
Ancillary Property Services -- 7.1%
 24,400   Central Parking Corp.............      483,425
 60,100   Encompass Services Corp. (b).....      488,312
 22,500   FrontLine Capital Group, Inc.
            (b)............................      369,844
 39,300   Grubb & Ellis Co. (b)............      240,713
                                             -----------
                                               1,582,294
                                             -----------

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Homebuilders -- 29.7%
 19,000   California Coastal Communities,
            Inc. (b).......................  $   108,063
 20,300   Crossmann Communities, Inc.
            (b)............................      400,925
 22,890   D.R. Horton, Inc.................      393,422
 22,100   Del Webb Corp. (b)...............      613,275
 37,460   Lennar Corp......................    1,112,094
  8,400   Pulte Corp.......................      277,200
 31,000   Ryland Group, Inc................      961,000
120,100   Standard Pacific Corp............    2,161,799
 42,300   Washington Homes, Inc. (b).......      412,425
 20,000   William Lyon Homes...............      132,500
                                             -----------
                                               6,572,703
                                             -----------
Lodging -- 9.1%
 33,000   John Q. Hammons Hotels, Inc.
            (b)............................      214,500
430,500   MeriStar Hotels & Resorts, Inc.
            (b)............................    1,156,969
 21,000   Starwood Hotels & Resorts
            Worldwide, Inc.................      656,250
                                             -----------
                                               2,027,719
                                             -----------
Long Term Care Facilities -- 2.8%
 28,700   Sunrise Assisted Living, Inc.
            (b)............................      622,431
                                             -----------
Manufactured Housing -- 1.2%
 11,000   Cavalier Homes, Inc..............       16,500
 36,000   Champion Enterprises, Inc. (b)...      153,000
  7,500   Palm Harbor Homes, Inc. (b)......      103,125
                                             -----------
                                                 272,625
                                             -----------
Real Estate Operating Companies -- 12.3%
225,400   Crescent Operating, Inc. (b).....      267,663
330,100   Excel Legacy Corp. (b)...........      783,988
 55,000   TrizecHahn Corp..................      924,687
 36,900   Wellsford Real Properties, Inc.
            (b)............................      728,775
                                             -----------
                                               2,705,113
                                             -----------
          Total Common Stocks..............   13,782,885
                                             -----------
 80,300   Miscellaneous
            Securities -- 2.5%.............      556,003
                                             -----------
          Total Investments
            (Cost $20,760,046) (a)97.3%       21,581,123
          Other assets in excess of
            liabilities 2.7%                     602,673
                                       ----   ----------
          TOTAL NET ASSET........... 100.0%  $22,183,796
                                       ====   ==========

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $270,097. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation...................    $ 3,372,889
         Unrealized depreciation...................     (2,821,909)
                                                       -----------
         Net unrealized appreciation...............    $   550,980
                                                       ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS:
  Investments, at value (cost $20,760,046)..................  $21,581,123
  Dividends receivable......................................       41,307
  Receivable for investment securities sold.................    1,499,851
  Receivable from investment advisor........................       10,394
  Prepaid expenses and other assets.........................       12,842
                                                              -----------
     Total assets...........................................   23,145,517
                                                              -----------
LIABILITIES:
  Payable to custodian for line of credit...................      520,278
  Payable for investment securities purchased...............      354,880
  Payable for capital shares redeemed.......................       11,158
  Accrued expenses and other liabilities:
     Investment advisory fees...............................       17,632
     Administration fees....................................       11,213
     Distribution fees......................................        2,257
     Other..................................................       44,303
                                                              -----------
     Total liabilities......................................      961,721
                                                              -----------
NET ASSETS..................................................  $22,183,796
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       165
  Additional paid-in-capital................................   28,261,453
  Undistributed net investment income.......................        1,660
  Accumulated net realized losses from foreign exchange
     transactions, short sales and investments..............   (6,900,559)
  Net unrealized appreciation from investment
     transactions...........................................      821,077
                                                              -----------
     TOTAL NET ASSETS.......................................  $22,183,796
                                                              ===========
NET ASSET VALUE
  Class A Shares
     Net assets of $1,949,835 / 146,360 shares
      outstanding...........................................  $     13.32
                                                              ===========
     Offering price (based on sales charge of 4.75%)........  $     13.98
                                                              ===========
  Class B Shares*
     Net assets of $2,342,816 / 181,725 shares
      outstanding...........................................  $     12.89
                                                              ===========
  Class Y Shares
     Net assets of $17,891,145 / 1,321,310 shares
      outstanding...........................................  $     13.54
                                                              ===========

---------------

* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $2,828)..............   $   436,569
                                                                         -----------
     Total income.....................................................       436,569
                                                                         -----------
EXPENSES:
  Investment advisory fees..................................  $205,776
  Administration fees.......................................    89,980
  Distribution fees -- Class B..............................    17,656
  Distribution fees -- Class C*.............................     3,078
  Shareholder servicing fee -- Class A......................     4,396
  Shareholder servicing fee -- Class B......................     5,885
  Shareholder servicing fee -- Class C*.....................     1,026
  Custodian fees............................................    19,744
  Fund accounting fees......................................     9,506
  Interest expense..........................................    61,490
  Legal fees................................................    49,470
  Transfer agent fees.......................................    29,111
  Trustees' fees and expenses...............................     6,993
  Printing costs............................................    34,499
  Other.....................................................    70,695
                                                              --------
Total expenses before reimbursement.........................                 609,305
                                                                         -----------
  Expenses reimbursed by investment advisor.................                 (42,651)
                                                                         -----------
       Net expenses.........................................                 566,654
                                                                         -----------
Net investment loss.........................................                (130,085)
                                                                         -----------
REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized losses from foreign exchange transactions, short sales
     and investments..................................................    (2,512,267)
  Net change in unrealized depreciation from investment
     transactions.....................................................     6,434,422
                                                                         -----------
Net realized/unrealized gains/(losses) from investments...............     3,922,155
                                                                         -----------
Change in net assets resulting from operations........................   $ 3,792,070
                                                                         ===========

---------------

* Class C shares were merged into Class A shares effective April 30, 2000.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                              ------------------   ------------------
OPERATIONS:
  Net investment loss.......................................     $   (130,085)        $   (112,930)
  Net realized losses from foreign exchange transactions,
     short sales and investments............................       (2,512,267)          (3,946,405)
  Net change in unrealized depreciation from investment
     transactions...........................................        6,434,422            1,399,873
                                                                 ------------         ------------
  Change in net assets resulting from operations............        3,792,070           (2,659,462)
                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A shareholders:
     From net investment income.............................               --                  (72)
     In excess of net realized gain on investment
       transactions.........................................               --              (45,681)
     Tax return of capital..................................               --               (6,501)
  Distributions to Class B shareholders:
     In excess of net realized gain on investment
       transactions.........................................               --              (50,514)
     Tax return of capital..................................               --               (7,197)
  Distributions to Class C shareholders:
     In excess of net realized gain on investment
       transactions.........................................               --              (16,152)
     Tax return of capital..................................               --               (2,298)
  Distributions to Class Y shareholders:
     In excess of net realized gain on investment
       transactions.........................................               --             (208,945)
     Tax return of capital..................................               --              (29,953)
                                                                 ------------         ------------
  Change in net assets resulting from distributions to
     shareholders...........................................               --             (367,313)
                                                                 ------------         ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
     Proceeds from shares sold..............................        4,752,839            6,689,349
     Proceeds from shares issued in connection with exchange
       from Class C.........................................        1,446,851                   --
     Dividends reinvested...................................               --              329,632
     Cost of shares redeemed................................      (10,359,089)         (19,766,365)
     Cost of shares redeemed in connection with exchange to
       Class A..............................................       (1,446,851)                  --
                                                                 ------------         ------------
  Change in net assets from shares of beneficial interest
     transactions...........................................       (5,606,250)         (12,747,384)
                                                                 ------------         ------------
  Total Change in net assets................................       (1,814,180)         (15,774,159)
                                                                 ------------         ------------
NET ASSETS:
  Beginning of period.......................................       23,997,976           39,772,135
                                                                 ------------         ------------
  End of period.............................................     $ 22,183,796         $ 23,997,976
                                                                 ============         ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge, but pay distribution fees. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund. Class C shares were merged into Class A shares effective April 30, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, will be valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2000

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Fund is authorized to engage in short selling. Short sales are the transactions in which the fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in the value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is also at risk of incurring dividend expense if the security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities, and/or U.S. Government securities sufficient to collateralize its obligation on the short positions.

     E. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds of the Trust. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.08% per annum will be incurred on the unused portion of the Committed Line, which will be allocated by average net assets to all Funds of the Trust. All the assets in the portfolio are held as collateral for the Committed Line. As of September 30, 2000, the Trust had an unused Committed Line balance of $2,184,674.

     F. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2000

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (i.e. reclass of Section 988 gain/loss, wash sales, REIT temporary difference and capital and post October loss carryover). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of September 30, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                                                       ACCUMULATED
                                                                 ACCUMULATED      NET REALIZED (LOSSES)
                                                                NET INVESTMENT       FROM INVESTMENT
                                                                    INCOME            TRANSACTIONS
                                                                --------------    ---------------------
      U.S. Real Estate Equity.................................     $131,745               ($355)

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I. FOREIGN EXCHANGE TRANSACTIONS:

     The Fund may invest up to 15% of the value of its total assets in foreign securities. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2000

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                    YEAR ENDED                YEAR ENDED
                                                SEPTEMBER 30, 2000        SEPTEMBER 30, 1999
                                              ----------------------   -------------------------
                                               SHARES      AMOUNT        SHARES        AMOUNT
                                              --------   -----------   ----------   ------------
     CLASS A
       Shares sold..........................    13,230   $   142,061       51,927   $    633,527
       Shares issued in connection with
          exchange from Class C.............    44,214     1,446,851           --             --
       Shares issued in reinvestment of
          dividends.........................        --            --        3,603         44,996
       Shares redeemed......................  (112,462)   (1,193,633)    (306,363)    (3,785,541)
                                              --------   -----------   ----------   ------------
       Net change...........................   (55,018)      395,279     (250,833)    (3,107,018)
                                              --------   -----------   ----------   ------------
     CLASS B
       Shares sold..........................     1,644        17,296       12,316        145,539
       Shares issued in reinvestment of
          dividends.........................        --            --        3,863         47,319
       Shares redeemed......................  (110,443)   (1,135,513)    (249,576)    (3,069,937)
                                              --------   -----------   ----------   ------------
       Net change...........................  (108,799)   (1,118,217)    (233,397)    (2,877,079)
                                              --------   -----------   ----------   ------------

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2000

                                                    YEAR ENDED                YEAR ENDED
                                                SEPTEMBER 30, 2000        SEPTEMBER 30, 1999
                                              ----------------------   -------------------------
                                               SHARES      AMOUNT        SHARES        AMOUNT
                                              --------   -----------   ----------   ------------
     CLASS C
       Shares sold..........................     2,578   $    26,373       74,205   $    909,809
       Shares issued in reinvestment of
          dividends.........................        --            --          988         12,100
       Shares redeemed......................   (79,033)     (812,439)    (118,685)    (1,452,165)
       Shares redeemed in connection with
          exchange to Class A...............   (45,549)   (1,446,851)          --             --
                                              --------   -----------   ----------   ------------
       Net change...........................  (122,004)   (2,232,917)     (43,492)      (530,256)
                                              --------   -----------   ----------   ------------
     CLASS Y
       Shares sold..........................   423,606     4,567,109      394,300      5,000,465
       Shares issued in reinvestment of
          dividends.........................        --            --       17,823        225,217
       Shares redeemed......................  (674,669)   (7,217,504)    (910,641)   (11,458,713)
                                              --------   -----------   ----------   ------------
       Net change...........................  (251,063)   (2,650,395)    (498,518)    (6,233,031)
                                              --------   -----------   ----------   ------------
       Total net change.....................  (536,884)  $(5,606,250)  (1,026,240)  $(12,747,384)
                                              ========   ===========   ==========   ============

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $30,731,330 and $36,729,096, respectively, for the fiscal year ended September 30, 2000.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group Inc. serves as principal underwriter to the Fund. The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B shares also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the fiscal year ended September 30, 2000, amounts earned by BISYS LP pursuant to the Fund's Class A, Class B and Class C shares Distribution Plans were $4,396, $23,541 and $4,104, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2000

     During the fiscal year ended September 30, 2000, commissions earned by BISYS LP on sale of shares were $131.

     Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

                 YEAR OF REDEMPTION                    CDSC
                 ------------------                    ----
First................................................   5%
Second...............................................   4
Third................................................   3
Fourth...............................................   3
Fifth................................................   2
Sixth................................................   1

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provide investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

First $750 million....................................  1.00%
Next $250 million.....................................  0.90%
Over $1 billion.......................................  0.80%

     For the fiscal year ended September 30, 2000, Alpine earned $205,776 for its services.

     BISYS LP is the Fund's Distributor. BISYS Fund Services Ohio, Inc.("BISYS") is the Fund's Administrator, Transfer Agent and Dividend Disbursing Agent. In return for these services, BISYS LP and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets subject to a minimum of $250,000 annually from the trust. The shortfall in fees between those calculated based on Fund's average daily net assets and annual minimum is being reimbursed voluntarily by the investment adviser.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2000

8.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     As of September 30, 2000 the Fund has net capital loss carryforward of $180,229 and $3,460,270 which will be available through the years 2007 and 2008 respectively, to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

     Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first day of the next fiscal year. As of September 30, 2000 the Fund has elected to defer such losses amounting to $2,988,302.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED SEPTEMBER 30,
                                                ------------------------------------------------------
                                                 2000     1999(a)     1998(a)     1997(a)     1996(a)
                                                ------    --------    --------    --------    --------
CLASS A SHARES
NET ASSETS VALUE BEGINNING OF YEAR............  $10.93     $12.34      $19.34      $12.49      $11.42
                                                ------     ------      ------      ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)................   (0.10)     (0.01)       0.08        0.12(c)     0.20
  Net realized/unrealized gain/(loss) on
     foreign exchange transactions, short
     sales and investments....................    2.49      (1.28)      (4.25)       8.57        1.28
                                                ------     ------      ------      ------      ------
  Total from investment operations............    2.39      (1.29)      (4.17)       8.69        1.48
                                                ------     ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Net investment income.......................      --         --(b)    (0.15)      (0.26)(c)   (0.20)
  Net realized gains from investments.........      --         --       (2.68)      (1.58)      (0.21)
  In excess of net realized gains from
     investments..............................      --      (0.11)         --          --          --
  Tax return of capital.......................      --      (0.01)         --          --          --
                                                ------     ------      ------      ------      ------
  Total distributions.........................      --      (0.12)      (2.83)      (1.84)      (0.41)
                                                ------     ------      ------      ------      ------
NET ASSET VALUE END OF YEAR...................  $13.32     $10.93      $12.34      $19.34      $12.49
                                                ======     ======      ======      ======      ======
TOTAL RETURN (EXCLUDES SALES CHARGES).........   21.87%    (10.59)%    (24.86)%     78.28%      13.12%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........  $1,950     $2,200      $5,582      $2,778      $  263
  Ratio of expenses to average net assets.....    2.86%      2.82%       1.95%       1.77%       1.72%
  Ratio of net investment income/(loss) to
     average net assets.......................   (0.85)%    (0.05)%      0.27%       0.90%       1.60%
  Ratio of expenses to average net
     assets(d)................................     N/A        N/A         N/A        1.76%        N/A
  Ratio of expenses to average net
     assets(e)................................    3.07%      2.82%       1.97%       2.49%       9.65%
  Ratio of interest expense to average net
     assets...................................    0.30%       N/A         N/A         N/A        0.04%
  Portfolio Turnover(f).......................     143%        77%        138%        205%        169%

---------

(a) Net investment income is based on average shares outstanding during the period.

(b) Distribution per share was less than $0.005

(c) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(e) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED SEPTEMBER 30,
                                                ------------------------------------------------------
                                                 2000     1999(a)     1998(a)     1997(a)     1996(a)
                                                ------    --------    --------    --------    --------
CLASS B SHARES
NET ASSETS VALUE BEGINNING OF YEAR............  $10.65     $12.12      $19.14      $12.41      $11.37
                                                ------     ------      ------      ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)................   (0.20)     (0.12)      (0.05)       0.02(b)     0.13
  Net realized/unrealized gain/(loss) on
     foreign exchange transactions, short
     sales and investments....................    2.44      (1.23)      (4.18)       8.49        1.27
                                                ------     ------      ------      ------      ------
  Total from investment operations............    2.24      (1.35)      (4.23)       8.51        1.40
                                                ------     ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Net investment income.......................      --         --       (0.11)      (0.20)(b)   (0.15)
  Net realized gains from investments.........      --         --       (2.68)      (1.58)      (0.21)
  In excess of net realized gains from
     investments..............................      --      (0.11)         --          --          --
  Tax return of capital.......................      --      (0.01)         --          --          --
                                                ------     ------      ------      ------      ------
  Total distributions.........................      --      (0.12)      (2.79)      (1.78)      (0.36)
                                                ------     ------      ------      ------      ------
NET ASSET VALUE END OF YEAR...................  $12.89     $10.65      $12.12      $19.14      $12.41
                                                ======     ======      ======      ======      ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)....   20.92%    (11.28)%    (25.43)%     76.87%      12.49%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...........  $2,343     $3,094      $6,352      $3,446      $  431
  Ratio of expenses to average net assets.....    3.66%      3.61%       2.70%       2.52%       2.46%
  Ratio of net investment income/(loss) to
     average net assets.......................   (1.51)%    (0.96)%     (0.42)%      0.12%       1.05%
  Ratio of expenses to average net
     assets(c)................................     N/A        N/A         N/A        2.51%        N/A
  Ratio of expenses to average net
     assets(d)................................    3.87%      3.61%       2.72%       3.24%       6.19%
  Ratio of interest expenses to average net
     assets...................................    0.30%       N/A         N/A         N/A        0.04%
  Portfolio Turnover(e).......................     143%        77%        138%        205%        169%

---------

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED SEPTEMBER 30,
                                           -------------------------------------------------------
                                            2000      1999(a)     1998(a)     1997(a)     1996(a)
                                           -------    --------    --------    --------    --------
CLASS Y SHARES
NET ASSETS VALUE BEGINNING OF YEAR.......  $ 11.07    $ 12.47     $ 19.49     $ 12.56     $ 11.44
                                           -------    -------     -------     -------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)...........    (0.06)     (0.02)       0.13        0.16(b)     0.24
  Net realized/unrealized gain/(loss) on
     foreign exchange transactions, short
     sales and investments...............     2.53      (1.26)      (4.32)       8.63        1.29
                                           -------    -------     -------     -------     -------
  Total from investment operations.......     2.47      (1.28)      (4.19)       8.79        1.53
                                           -------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Net investment income..................       --         --       (0.15)      (0.28)(b)   (0.20)
  Net realized gains from investments....       --         --       (2.68)      (1.58)      (0.21)
  In excess of net realized gains from
     investments.........................       --      (0.11)         --          --          --
  Tax return of capital..................       --      (0.01)         --          --          --
                                           -------    -------     -------     -------     -------
  Total distributions....................       --      (0.12)      (2.83)      (1.86)      (0.41)
                                           -------    -------     -------     -------     -------
NET ASSET VALUE END OF YEAR..............  $ 13.54    $ 11.07     $ 12.47     $ 19.49     $ 12.56
                                           =======    =======     =======     =======     =======
TOTAL RETURN.............................    22.31%    (10.40)%    (24.69)%     78.79%      13.57%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......  $17,891    $17,405     $25,832     $19,459     $10,601
  Ratio of expenses to average net
     assets..............................     2.57%      2.68%       1.70%       1.51%       1.46%
  Ratio of net investment income/(loss)
     to average net assets...............    (0.47)%    (0.19)%      0.58%       1.10%       2.02%
  Ratio of expenses to average net
     assets(c)...........................      N/A        N/A         N/A        1.50%        N/A
  Ratio of expenses to average net
     assets(d)...........................     2.78%      2.68%       1.72%       2.26%       2.25%
  Ratio of interest expense to average
     net assets..........................     0.30%       N/A         N/A         N/A        0.04%
  Portfolio Turnover(e)..................      143%        77%        138%        205%        169%

---------

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.
                                      -22-